SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. 1)

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ] Definitive Information Statement

SONORAN ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14c-5(g).

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)

and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by

Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

Matters Voted Upon

The consenting shareholders voted on the following two (2) proposals:

                    (1) to approve the elections of John Punzo, Russ Costin, and Flavio Bidese to the Company's Board of Directors and

                    (2) to approve the Company's 2003 Stock Option Plan.

Item 1. Information Required by Items of Schedule 14A.

     Date, time and place information.

     (a) The date of the consent to action reported in this Information Statement was September 19, 2003. The mailing address for purposes of communicating with the Company is 11300 West Olympic Blvd., Suite 800, Los Angeles, California 90064.

     (b) This Information Statement will be mailed to security holders on or after October 2, 2003.

     (c) Inapplicable to Information Statement.

    Revocability of Proxy

            Inapplicable to Information Statement.

     Dissenters' Right of Appraisal

            None.

     Persons Making the Solicitation

            Inapplicable to Information Statement.

     Interest of Certain Persons in Matters to Be Acted Upon

            Inapplicable to Information Statement .

     Voting Securities and Principal Holders Thereof

     (a) The number of shares outstanding and eligible to vote or have voted in this matter are: 10,198,748 as of September 18, 2003, of which 52.95% voted in favor of the proposals.  These shares were voted to:

                    (a) approve the elections of John Punzo, Russ Costin, and Flavio Bidese to the Company's Board of Directors and

                    (b) approve the Company's 2003 Stock Option Plan.

     (b) The record date for security holders voting on this proposal was September 18, 2003.

     (c)-(e) Inapplicable

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than nine (9) members. The Company's Board currently has three (3) members.

The term of office of each person elected as a Director will continue for the applicable term of such Director's class, or until his successor has been duly elected and qualified.  A Class I director's term is one year, a Class II Director has a term of 2 years and a Class III Director shall serve for 3 years.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name of Nominee	Age	Current Position/Office	Position Held Since

Flavio Bidese	38	Director	2000
Class II (Term Expires in 2005)

John Punzo	48	Director	1999
Class III (term expires in 2006)

Russ Costin	59	Director	2000
Class III (term expires in 2006)

FLAVIO BIDESE, DIRECTOR

     Mr. Bidese has worked in the film industry for 17 years with Rainmaker Digital Pictures. He graduated with honors from BCIT in the Broadcast Communications program. His experience as an online editor has him on the leading edge in the telecommunication industry working with High Definition Television technology. His skills and knowledge combine both the creativity of a graphic artist and the troubleshooting ability of a computer technician. He has applied his knowledge in skills in these fields for his restaurant and catering business to develop a comprehensive online ordering system to maximize the efficiency of processing by eliminating redundancy with automation but maintaining the much needed human service interaction required for this business.  During the past five years, Mr. Bidese has been continuously employed by Rainmaker Digital Pictures as a Senior Online Editor.  In this position, Mr. Bidese is responsible for the final version of TV shows, feature films and vidoes that are viewed by the public.  Other than the previous year with Sonoran, Mr. Bidese has had no prior experience in the petroleum industry.

JOHN PUNZO, DIRECTOR (CHAIRMAN), PRESIDENT & CHIEF EXECUTIVE OFFICER

Mr. Punzo has been Sonoran's President and Chief Executive Officer since January 7, 1999. Since 1981, he has been a self employed businessman and entrepreneur, launching and operating several businesses, including a successful restaurant operation in Vancouver, Canada. Mr. Punzo also has played a key role in obtaining funding for a number of public and private companies. In late 1998, John began working with the existing Management of Showstar Entertainment assisting them in the re-structuring of the company. After the company went public, it became apparent to the Board of Directors that a strategic shift would be necessary and they felt that Mr. Punzo would be a required element in changing the company's direction. John accepted the position of President and CEO of Showstar in January 1999. In the year that followed, John directed the Company into the Internet industry. Although many 'dotcom' companies have collapsed during the past years, he was able to keep Showstar afloat and is now directing the Company in getting itself established in the oil and gas industry. Other than the previous year with Sonoran, Mr. Punzo has had no prior experience in the petroleum industry.

RUSS COSTIN, DIRECTOR, CONTROLLER

Russ is a Certified General Accountant in the Province of British Columbia and has served in a variety of accounting and management positions in the forest industry. In mid 1989, he chose to join a Tax Preparation firm to further his knowledge of business and personal taxes as well as working with start-up businesses.
In June 1994, Mr. Costin started up his own public practice to provide tax, accounting and consulting services to businesses and private citizens.  On
June 1, 1999, he joined Showstar as Controller and provided a variety of administrative functions such as CFO (July 11, 2000 to Present) and Corporate Secretary
(October 2, 2000 to Present) and now continues
to provide the same support to the CEO through the transition into the oil and gas sector. Other than the previous year with Sonoran, Mr. Costin has had no prior experience in the petroleum industry.

The above nominees acknowledge that, prior to this year, they has not worked in the oil and gas industry.  Until such time as the Company is able to attract knowledgeable board members, we will rely on the expertise of our operating partner, Longbow LLC, who are discussed in the General remarkes of the MD&A section contained in the Company's Form 10KSB/A for the fiscal year ended April 30, 2003.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending April 30, 2003, the Board of Directors held a total of seven meetings and approved eighteen Actions by Written Consent. During that time, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).

There are currently no committees of the
Board of Directors as the Company does not have sufficient members on the Board that would be classified as independent members. Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. Prior to the establishment of an Audit and Compensation
Committee, the entire Board of Directors will perform the functions to be assigned to this committee.

COMPENSATION OF DIRECTORS

Members of the Board of Directors were granted 150,000 options each at a strike price of $.20 per share exercisable June 1, 2003 as compensation for their services in Fiscal 2003.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act
("Section 16(a)") requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on
Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such
Officers, Directors and ten percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.  To the Company's knowledge, no
person, who at any time was a director, officer or beneficial owner of more than ten percent of any class of equity securities of the Company registered pursuant to Section 12 ("reporting person") failed to file on a timely basis any Form 3,
4, 5 or amendment thereof during the current fiscal year.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate annual remuneration of Sonoran’s Chief Executive
Officer and the other executive officers whose annual salary and bonus exceeded $100,000 in the fiscal year ended April 30, 2003 (collectively, the "named executive officers"), and for the fiscal years ended April 30, 2001 and April 30, 2002, the Company's most recent and only meaningful fiscal years. All amounts are in U.S. dollars unless otherwise noted.

Annual Compensation

Long Term Compensation

Name and Principal Position

Year

Salary

Bonus

Other

Restricted Stock

Options

All Other Compensation

    John Punzo
Chief Executive Officer

2001

$150,000(1)

0

0

$6,500

0

0

2002

    $ 82,488

0

0

$2,000

0

0

2003

$120,000(1)

0

0

0

1,500,000

0

(1)  Payment was made in Cash and debt.

SB Item 201(d), Release 33-8048 Information

Plan Category

    Number of Securities to be issued upon exercise of outstanding options, warrants and rights

    Weighted average exercise price of outstanding options, warrants and rights

    Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

(A)

(B)

(C)

    Equity Compensation plans approved by
security holders

None

None

900,000

    Equity compensation plans not approved
by security holders

2,100,000

$0.221

None

Total

2,100,000

$0.221

900,000

OPTION GRANTS IN FISCAL YEAR 2003

The following table sets forth the option grants in fiscal year ended April 30, 2003, made to the "named executive officers" in the Summary Compensation Table above. No stock appreciation rights were granted in fiscal year April 30, 2003. All amounts are in U.S. dollars unless otherwise noted.

Name

Position

Exercise Price ($/share)

Expiration Date

Number of Securities Underlying the Options Granted

Percent of Total Options Granted to Employees in Fiscal Year 2003

John Punzo

President

0.20

June 2012

750,000

N/A

John Punzo

President

0.25

June 2012

750,000

N/A

John Punzo

Director

0.20

June 2005

150,000

N/A

            EMPLOYMENT AGREEMENTS

No new employment agreements were entered into in Fiscal 2003.

CERTAIN TRANSACTIONS

On July 3, 2002, the Company issued 426,200 shares of its
common stock to a company controlled by John Punzo as payment for $106,550 of accrued compensation.

On October
29, 2002, the Company issued 200,000 shares of its common stock to John Punzo as payment for $30,000 of salaries.  The market price of the common stock was
$0.15 on the date of issuance.

On July 3, 2002, the Company issued John Punzo 758,000
shares of its common stock to pay off all of the officer's loans and accrued interest valued at $189,504. The number of shares issued was based on the market price of the stock on the date of issuance, $.25. The Company also repaid Mr.
Punzo $47,228 against the officer's advances. Following the stock issuance and payments, the Company owes the officer for $15,042 in non-interest bearing advances as of April 30, 2003. The $15,042 is included in the accompanying consolidated financial statements as "indebtedness to related parties.

    Authorization or
Issuance of Securities Otherwise Than For Exchange.

DESCRIPTION OF THE COMPANY'S 2003 STOCK OPTION PLAN

The Board of Directors adopted the
Company's 2003 Stock Option Plan (the "2003 Option Plan") in August 2003,
subject to approval by the Company's shareholders, which occurred on September
19, 2003. A copy of the 2003 Stock Option Plan is attached to this Information Statement as EXHIBIT A.

The Company may grant stock options under
the 2003 Plan to employees, Directors or consultants in
order to motivate them to maintain their commitment to the Company.
"CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

"DIRECTOR" means a member of the Board.
"EMPLOYEE" means any person, including officers and Directors, employed by the
Company or any Parent or Subsidiary of the Company.   The number of
possible current participants in the plan are: employees (0), directors (3), officers (2) and consultant (4).  More employees are expected to be hired during the upcoming year and will be eligible for grants under the plan.
At this time, no specific number of new hires has been determined.

Options under this 2003 Plan may be
either Incentive Stock Options or Nonstatutory Stock Options and may be exercised no later than ten years from the date of their grant. The 2003 Plan is administered by the Board of Directors of the Company. The
Board has directed the officers of the Company to reserve 900,000 shares of Common Stock for issuance upon exercise of options granted pursuant to the 2003 Plan.

Since each Director is eligible to receive options under the 2003 Plan, each such Director has a personal interest in the adoption of the 2003 Plan.

TAX CONSEQUENCES TO THE COMPANY OF THE 2003 STOCK OPTION PLAN

The Company will be entitled to a deduction in connection with the exercise of a Non-Qualified Stock Option under the 2003 Plan by an optionee, to the extent that the optionee recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of Incentive Stock Option Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the Incentive Stock
Option Shares.  If the plan were not approved by the shareholders, no options would be granted under the plan.

    Other Proposed
Action.

None.

    Voting Procedures.

Inapplicable to this information statement.

   Information Required
in Investment Company Proxy Statement.

Inapplicable to this information statement.

FURTHER INFORMATION REQUIRED IN 14C INFORMATION
STATEMENT

ITEM 2. Statement That Proxies Are Not Solicited

           WE ARE NOT
ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3. Interest of Certain Persons in or Opposition to Matters to be
Acted Upon.

        Not
Applicable.

ITEM 4. Proposals by Security Holders

No proposals in opposition to this proposal have been received by the
Company.  A shareholder who wishes to submit a proposal to the Company for consideration at the next annual meeting and wishes that the proposal be included in any proxy materials to be issued by the Company must submit the proposal to the Company's Board of Directors on or before August 15, 2004.
If the proposal is not received by August 15, 2004, such proposal shall be considered untimely and will not be accepted by the Board of Directors for presentation to the Shareholders.

ITEM 5. Delivery of Documents
to Security Holders Sharing an Address.

Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SONORAN
ENERGY, INC.

(Registrant)

By:  /s/ John Punzo

       John Punzo, President

Dated: December 19, 2003

MATERIAL
INCORPORATED BY REFERENCE:

              Annual Report on Form 10KSB, filed
August 14, 2003, for the period ending April 30, 2003, and as amended on
September 22, 2003.

EXHIBIT A

SONORAN ENERGY, INC.

2003 STOCK OPTION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock
Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

               (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the
Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the
Plan.

               (c) "BOARD" means the Board of Directors of the Company.

               (d) "CODE" means the Internal Revenue Code of 1986, as amended.

(e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

               (f) "COMMON STOCK" means the common stock of the Company.

               (g) "COMPANY" means SONORAN ENERGY, INC., a Washington corporation.

               (h) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

               (i) "DIRECTOR" means a member of the Board.

               (j) "EMPLOYEE" means any person, including officers and Directors, employed by the
Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of: (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the
181st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock
Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (l) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or the NASDAQ
Small Cap Market of the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE
WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market
Value thereof shall be determined in good faith by the Administrator.

               (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

               (o) "OPTION" means a stock option granted pursuant to the Plan.

               (p) "OPTION AGREEMENT" means a written agreement between the Company and an
Optionee evidencing the terms and conditions of an individual Option grant. The Option
Agreement is subject to the terms and conditions of the Plan.

               (q) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding
Options are exchanged for Options with a lower exercise price.

               (r) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock
Purchase Right.

               (s) "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (t) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (u) "PLAN" means this 2003 Stock Option Plan.

               (v) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 10 below.

               (w) "SERVICE PROVIDER" means an Employee, Director or Consultant.

               (x) "SHARE" means a share of the Common Stock, as adjusted in accordance with
Section 12 below.

               (y) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 10 below.

               (z) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is
Nine Hundred Thousand (900,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased
Shares which were subject thereto shall become available for future grant or sale under the Plan
(unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of
Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. ADMINISTRATION OF THE PLAN.

               (a) The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

               (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                    (i) to determine the Fair Market Value;

                    (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                    (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                    (iv) to approve forms of agreement for use under the Plan;

                    (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the Common Stock
relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                    (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                    (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                    (viii) to initiate an Option Exchange Program;

                    (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                    (x) to allow Optionees to satisfy withholding tax obligations by electing to have the
Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase
Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the
Administrator may deem necessary or advisable; and

                    (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the
Plan.

               (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5. ELIGIBILITY.

               (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service
Providers. Incentive Stock Options may be granted only to Employees.

               (b) Each Option shall be designated in the Option Agreement as either an Incentive
Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock
Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the
Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any
Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of 10 years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement;
provided, however, that the term shall be no more than 10 years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the
Company or any Parent or Subsidiary, the term of the Option shall be 5 years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8. OPTION EXERCISE PRICE AND CONSIDERATION.

               (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                    (i) In the case of an Incentive Stock Option

                         (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any
Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per
Share on the date of grant.

                         (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

                    (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an
Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of: (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v)
consideration received by the Company under a cashless exercise program implemented by the
Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. EXERCISE OF OPTION.

               (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the
Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the
Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue
(or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of
Shares as to which the Option is exercised.

               (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an
Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 30 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the
Option Agreement, the Option shall remain exercisable for three (3) months following the
Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's total and permanent disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option within such period of time as is specified in the
Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such
Option shall revert to the Plan.

               (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. STOCK PURCHASE RIGHTS.

               (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.
The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the
Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

               (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the
Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the
Plan.

     11. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless
determined otherwise by the Administrator, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the
Administrator deems appropriate.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET
SALE.

               (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase
Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the
Common Stock, or any other increase or decrease in the number of issued shares of Common
Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 15 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any
Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such
Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase
Right will terminate immediately prior to the consummation of such proposed action.

               (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding
Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase
Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the
Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned
Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase
Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the
Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     14. AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) SHAREHOLDER APPROVAL. The Board shall obtain shareholder approval of any
Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the
Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

               (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an
Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the
Company with respect to such compliance.

               (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the
Company, such a representation is required.

     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the
Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

SONORAN ENERGY, INC.

2003 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2003 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

     [Optionee's Name and Address]

     _____________________________

     _____________________________

     _____________________________

     The undersigned Optionee has been granted an Option to purchase Common Stock of the
Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                  ____________________________________________

     Date of Grant                 ____________________________________________

     Vesting Commencement Date     ____________________________________________

     Exercise Price per Share      $___________________________________________

     Total Number of Shares Granted ___________________________________________

     Total Exercise Price          $___________________________________________

     Type of Option:               [___] Incentive Stock Option

                                   [___] Nonstatutory Stock Option

     Term/Expiration Date:         ____________________________________________

     VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     TERMINATION PERIOD:

     This Option shall be exercisable for three months after Optionee ceases to be a Service
Provider. Upon Optionee's death or Disability, this Option may be exercised for one year after
Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the
Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the
Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "EXERCISE PRICE"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.
Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the
Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise
Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised
Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the
Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this
Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

     4. LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "MARKET STANDOFF PERIOD") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose top-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the
Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option
Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. TERM OF OPTION. This Option may be exercised only within the term set out in the
Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares.
THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND
REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A
TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) EXERCISE OF NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income
(taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the
Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former
Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair
Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (c) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the
Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the
Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the
Optionee.

     10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the
Company and Optionee. This agreement is governed by the laws of the State of Washington.

     11. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND
AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE
HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL
OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED
THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER
ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS
CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN
DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED
ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY
PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S
RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS
A SERVICE PROVIDER AT ANY TIME,WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the
Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                  SONORAN ENERGY, INC.

___________________________       _____________________

Signature                                             By

___________________________       _____________________

Print Name                                                   Title

___________________________________________________________________________________

Residence Address

2003 STOCK OPTION PLAN

EXERCISE NOTICE

SONORAN ENERGY, INC.

11300 W. Olympic Boulevard, Ste. 800,

 Los Angeles, CA 90064

Attention:  Secretary

     1. EXERCISE OF OPTION. Effective as of today, __________________, 20___,the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase __________
shares of the Common Stock (the "SHARES") of Sonoran Energy, Inc. (the "COMPANY") under and pursuant to the 2003 Stock Option Plan (the "PLAN") and the Stock Option Agreement dated
_____________, 20___ (the "OPTION AGREEMENT").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the
Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the
Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee
("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed
Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the
Offered Price to the Company or its assignee(s).

          (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(c) below.

          (c) PURCHASE PRICE. The purchase price ("PURCHASE PRICE") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the
Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the
Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the
Notice or in the manner and at the times set forth in the Notice.

          (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed
Transferee agrees in writing that the provisions of this Section shall continue to apply to the
Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the
Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the
Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this
Section.

          (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and
Exchange Commission under the Securities Act of 1933, as amended.

     6. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s)
evidencing ownership of the Shares together with any other legends that may be required by the
Company or by state or federal securities laws:

 THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE
SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN
THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE
ISSUER AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND
ANY STATE SECURITIES LAWS.   THE SHARES REPRESENTED BY THIS
CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST
REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE
BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY
BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS
AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer"
instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this
Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the laws of the State of Washington.

     11. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment
Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the
Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and
Optionee.

Submitted by:                                                                     Accepted by:

OPTIONEE                                                                                                           SONORAN ENERGY, INC.

_______________________                                             _______________________

Signature                                        By:

______________________                                               ________________________

Print Name                                   Title

ADDRESS:

____________________________________________________________________________________

_____________________________

Date Received

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:      __________________

COMPANY:       SONORAN ENERGY, INC.

SECURITY:      COMMON STOCK

AMOUNT:        $_________________________

DATE:                 __________________

     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for
Optionee's own account only and not with a view to, or for resale in connection with, any
"distribution" thereof within the meaning of the Securities Act of 1933, as amended (the
"SECURITIES ACT").

     (b) Optionee acknowledges and understands that the Securities constitute "RESTRICTED
SECURITIES" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.
Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the
Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the
Company, and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities"
acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under
Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule
144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction"
or in transactions directly with a market maker (as said term is defined under the Securities
Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a
Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the
Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of
theSecurities by an affiliate, or by a non-affiliate who subsequently holds the  Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (c) Optionee further understands that in the event all of the applicable requirements of Rule
701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that
Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has
expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Optionee:

                                        ________________________________________

                                        Date: _________________________, 20_____